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                      SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549-1004

                                   FORM 8-K


                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



                                 July 12, 2001
                                 -------------
               Date of Report (Date of Earliest Event Reported)



                                UTSTARCOM, INC.
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            (Exact name of registrant as specified in its charter)

                 Delaware                                    000-29661                      52-1782500
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
(State or other jurisdiction of incorporation)       (Commission File Number)    (I.R.S. Employer Identification No.)


                            1275 Harbor Bay Parkway
                          Alameda, California  94502
             (Address of principal executive offices)   (Zip code)


                                (510) 864-8800
           --------------------------------------------------------
             (Registrant's telephone number, including area code)
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Item 5.  Other Events.

     On July 12, 2001, UTStarcom, Inc. ("UTStarcom") issued a press release containing financial information for the quarter ended June 30, 2001 and forward-looking statements relating to the second quarter of its fiscal year 2001. The press release entitled "UTStarcom Reports Record Second Quarter Results" dated July 12, 2001 is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.

Exhibit 99.1 Press release entitled "UTStarcom Reports Record Second Quarter Results" dated July 12, 2001.
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                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        UTSTARCOM, INC.

Date: July 12, 2001                     By:  /s/ Michael J. Sophie
                                            ------------------------------
                                        Name:  Michael J. Sophie
                                        Title: Chief Financial Officer
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                         INDEX TO EXHIBITS FILED WITH
              THE CURRENT REPORT ON FORM 8-K DATED JULY 12, 2001



   Exhibit                           Description
------------   -----------------------------------------------------------------
    99.1       Press release entitled "UTStarcom Reports Record Second Quarter
               Results" dated July 12, 2001.